SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                         April 29, 1996
                         Date of Report
               (Date of earliest event reported)


                    SPORTS HEROES, INC.
     (Exact name of registrant as specified in its charter)


       Delaware                  1-110933            65-0053475
(State or other juris-          (Commission         (IRS Employer
diction of incorporation)       File Number)       Identification)


               105 North Hudson Avenue, Suite 701
              Oklahoma City, Oklahoma   73102-4803
            (Address of Principal Executive Offices)


                         (405)272-5000
                 Registrant's telephone number,
                      including area code

Item 5.      Other Events.

On April 29, 1996 the Company received a notice of Default from its secured lender, Belgrave Investment Trust N.V., under the Revolving Loan and Security Agreement dated March 24, 1993, as amended, between the Company and the secured lender, with respect to the following:
(a) in not remitting to the orders signed all collections of "Assigned Receivables", as required by Amendment No. 5 to the Agreement and (b) not delivering its financial statements for the year ended 12/31/95 within the stipulated time period and the continuation of such failure to deliver said statements after the expiration of the applicable cure period.

The Company is making its best efforts to cure the defaults.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SPORTS HEROES, INC.

                              G. GERALD MCGREEVY

                              G. Gerald McGreevy
                              Treasurer

Dated:  May 6, 1996